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                                                                    EXHIBIT 32.1

                           SECTION 906 CERTIFICATION

        CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63 OF TITLE 18
                            OF THE UNITED STATES CODE

     I, C. Robert Henrikson, the Chief Executive Officer of MetLife, Inc. (the "Company"), certify that (i) the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 8, 2006


                                        By: /s/ C. Robert Henrikson
                                            ------------------------------------
                                            C. Robert Henrikson
                                            Chairman, President and
                                            Chief Executive Officer

     A signed original of this written statement required by Section 906 has been provided to MetLife, Inc. and will be retained by MetLife, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.